 EXHIBIT 99.1

NEWS RELEASE

CONTACT: Michael Budnitsky

Chief Financial Officer

818-591-9800

UNICO AMERICAN CORPORATION REPORTS

FIRST QUARTER 2018 FINANCIAL RESULTS

Calabasas, CA, May 15, 2018 – Unico American Corporation. (NASDAQ – “UNAM”) (“Unico,” the “Company”), announced today its consolidated financial results for the three months ended March 31, 2018. For the three months ended March 31, 2018, revenues were $8.8 million and net loss was $2.2 million ($0.42 diluted loss per share) compared with revenues of $9.0 million and net loss of $2.1 million ($0.40 diluted loss per share) for the three months ended March 31, 2017.

Stockholders’ equity was $56.8 million as of March 31, 2018, or $10.71 per common share including unrealized after-tax investment losses of $1.1 million, compared to stockholders’ equity of $59.9 million as of December 31, 2017, or $11.30 per common share including unrealized after- tax investment losses of $0.2 million.

“We continued to improve our foundation for future success during the first quarter of 2018,” said Cary L. Cheldin, Unico’s President and Chief Executive Officer.  “While our losses for the quarter were unacceptably high, our investment yields improved and we took steps to contain our costs by reducing our workforce and implementing a rate increase and underwriting restrictions.”

About Unico

Headquartered in Calabasas, California, Unico is an insurance holding company that underwrites property and casualty insurance through its insurance company subsidiary; provides property, casualty and health insurance through its agency subsidiaries; and through its other subsidiaries provides insurance premium financing and membership association services. Unico has conducted the majority of its operations through its subsidiary, Crusader Insurance Company, since 1985. For more information concerning Crusader Insurance Company, please visit the Crusader’s Web site at www.crusaderinsurance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (or “the Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (or “the Exchange Act”). In this context, forward-looking statements are not historical facts and include statements about the Company plans, objectives, beliefs and expectations. Forward-looking statements include statements preceded by, followed by, or that include the words “believes,” “expects,” “anticipates,” “seeks,” “plans,” “estimates,” “intends,” “projects,” “targets,” “should,” “could,” “may,” “will,” “can,” “can have,” “likely,” the negatives thereof or similar words and expressions.

Forward-looking statements are only predictions and are not guarantees of future performance. These statements are based on current expectations and assumptions involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These predictions are also affected by known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Such factors include, but are not limited to, failure to meet minimum capital and surplus requirements; vulnerability to significant catastrophic property loss; a change in accounting standards issued by the Financial Accounting Standards Board; ability to adjust claims accurately; insufficiency of loss and loss adjustment expense reserves to cover future losses; changes in federal or state tax laws; ability to realize deferred tax assets; ability to accurately underwrite risks and charge adequate premium; ability to obtain reinsurance or collect from reinsurers and or losses in excess of reinsurance limits; extensive regulation and legislative changes; reliance on subsidiaries to satisfy obligations; downgrade in financial strength rating by A.M. Best; changes in interest rates; investments subject to credit, prepayment and other risks; geographic concentration; reliance on independent insurance agents and brokers; insufficient reserve for doubtful accounts; litigation; enforceability of exclusions and limitations in policies; reliance on information technology systems; ability to prevent or detect acts of fraud with disclosure controls and procedures; change in general economic conditions; dependence on key personnel; ability to attract, develop and retain employees and maintain appropriate staffing levels; insolvency, financial difficulties, or default in performance of obligations by parties with significant contracts or relationships; ability to effectively compete; maximization of long-term value and no focus on short-term earnings expectations; control by a small number of shareholders; failure to maintain effective system of internal controls; and difficulty in effecting a change of control or sale of any subsidiaries.

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Please see Part I - Item 1A – “Risk Factors” in the Company’s 2017 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission (“SEC”), as well as other documents the Company files with the SEC from time-to-time, for other important factors that could cause the Company’s actual results to differ materially from its current expectations and from the forward-looking statements discussed herein. Because of these and other risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

Financial Tables Follow –

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands)

	March 31	December 31
	2018	2017
	(Unaudited)
ASSETS
Investments
Available-for-sale:
Fixed maturities, at fair value (amortized cost: March 31, 2018 $65,628; December 31, 2017 $58,153)	$64,191	$57,849
Held-to-maturity:
Fixed maturities, at amortized cost (fair value: March 31, 2018 $23,848; December 31, 2017 $28,098)	23,848	28,098
Short-term investments, at fair value	6,012	10,440
Total Investments	94,051	96,387
Cash and restricted assets	263	774
Accrued investment income	377	491
Receivables, net	5,585	6,006
Reinsurance recoverable:
Paid losses and loss adjustment expenses	540	127
Unpaid losses and loss adjustment expenses	11,570	8,394
Deferred policy acquisition costs	3,939	4,163
Property and equipment, net	9,912	10,015
Deferred income taxes	4,232	3,381
Other assets	521	561
Total Assets	$130,990	$130,299

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Unpaid losses and loss adjustment expenses	$53,914	$49,077
Unearned premiums	18,054	18,768
Advance premium and premium deposits	309	208
Accrued expenses and other liabilities	1,870	2,301
Total Liabilities	$74,147	$70,354

Commitments and contingencies

STOCKHOLDERS' EQUITY
Common stock, no par – authorized 10,000,000 shares; issued and outstanding shares 5,307,133 at March 31, 2018, and December 31, 2017	$3,773	$3,773
Accumulated other comprehensive income	(1,135)	(240)
Retained earnings	54,205	56,412
Total Stockholders’ Equity	$56,843	$59,945

Total Liabilities and Stockholders' Equity	$130,990	$130,299

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

($ in thousands, except per share)

	Three Months Ended
	March 31
	2018	2017
REVENUES
Insurance company operation:
Net premium earned	$7,682	$7,921
Investment income	445	212
Other income	55	68
Total Insurance Company Revenues	8,182	8,201

Other insurance operations:
Gross commissions and fees	607	742
Finance fees earned	18	18
Total Revenues	8,807	8,961

EXPENSES
Losses and loss adjustment expenses	7,802	8,525
Policy acquisition costs	1,622	1,498
Salaries and employee benefits	1,288	1,349
Commissions to agents/brokers	40	42
Other operating expenses	867	814
Total Expenses	11,619	12,228

Loss before taxes	(2,812)	(3,267)
Income tax benefit	605	1,120
Net Loss	$(2,207)	$(2,147)

PER SHARE DATA:
Basic
Loss Per Share	$(0.42)	$(0.40)
Weighted Average Shares	5,307,133	5,307,133

Diluted
Loss Per Share	$(0.42)	$(0.40)
Weighted Average Shares	5,307,133	5,307,133

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

($ in thousands)

	Three Months Ended
	March 31
	2018	2017
Cash flows from operating activities:
Net Loss	$(2,207)	$(2,147)
Adjustments to reconcile net loss to net cash from operations:
Depreciation and amortization	140	132
Bond amortization, net	99	(3)
Bad debt expense	—	13
Non-cash stock based compensation	—	6
Changes in assets and liabilities:
Net receivables and accrued investment income	535	(292)
Reinsurance recoverable	(3,589)	(262)
Deferred policy acquisition costs	224	11
Other assets	34	377
Unpaid losses and loss adjustment expenses	4,837	2,834
Unearned premiums	(714)	22
Advance premium and premium deposits	101	169
Accrued expenses and other liabilities	(431)	(141)
Income taxes current/deferred	(607)	(1,118)
Net Cash Used by Operating Activities	(1,578)	(399)

Cash flows from investing activities:
Purchase of fixed maturity investments	(8,161)	(100)
Proceeds from maturity of fixed maturity investments	4,837	12,238
Net decrease (increase) in short-term investments	4,428	(11,598)
Additions to property and equipment	(37)	(35)
Net Cash Provided by Investing Activities	1,067	505

Cash flows from financing activities:
Net Cash Used by Financing Activities	—	—

Net (decrease) increase in cash and restricted cash	(511)	106
Cash and restricted cash at beginning of period	774	13,496
Cash and Restricted Cash at End of Period	$263	$13,602

Supplemental cash flow information
Cash paid during the period for:
Interest	—	—
Income taxes	—	—

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